Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT
THIRD QUARTER 2014

Endurance Specialty Holdings Ltd.
Waterloo House, 100 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include and Endurance may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2013 and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•
All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2013 and 2012 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares.

•
Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

                                i

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,		Previous Quarter Change	Previous Year to Date Change
		2014	2013	2014	2013
HIGHLIGHTS	Net income	$76,234	$83,416	$263,877	$244,734	(8.6)%	7.8%
	Net income available to common and participating common shareholders	68,046	75,228	239,313	220,170	(9.5)%	8.7%
	Net income allocated to common shareholders	66,116	73,231	232,406	215,428	(9.7)%	7.9%
	Operating income [a]	67,384	92,057	250,050	245,549	(26.8)%	1.8%
	Operating income available to common and participating common shareholders [a]	59,196	83,869	225,486	220,985	(29.4)%	2.0%
	Operating income allocated to common shareholders [a]	57,517	81,643	218,978	216,225	(29.6)%	1.3%
	Operating cash flow	32,505	(59,286)	52,172	(16,574)	NM	NM
	Net investment income	25,357	38,097	105,649	119,870	(33.4)%	(11.9)%
	Gross premiums written	626,110	544,363	2,473,050	2,294,435	15.0%	7.8%
	Net premiums written	390,106	395,333	1,700,238	1,768,869	(1.3)%	(3.9)%
	Net premiums earned	514,895	553,545	1,392,699	1,516,997	(7.0)%	(8.2)%
	Total assets	10,145,818	9,546,660	10,145,818	9,546,660	6.3%	6.3%
	Total shareholders’ equity	3,120,454	2,839,010	3,120,454	2,839,010	9.9%	9.9%

PER SHARE AND SHARES DATA	Basic and diluted earnings per common share
	Net income (as reported)	$1.52	$1.70	$5.36	$5.04	(10.6)%	6.3%
	Operating income (as reported) [a]	$1.32	$1.89	$5.05	$5.06	(30.2)%	(0.2)%
As Reported	Weighted average common shares outstanding	43,465	43,100	43,332	42,720	0.8%	1.4%
	Weighted average common shares outstanding & dilutive potential common shares [e]	43,510	43,100	43,356	42,720	1.0%	1.5%

	Common dividends paid per share	$0.34	$0.32	$1.02	$0.96	6.3%	6.3%

Book Value Per Common Share	Book value [b]	$61.90	$55.89	$61.90	$55.89	10.8%	10.8%
	Diluted book value (treasury stock method) [b]	$59.98	$54.33	$59.98	$54.33	10.4%	10.4%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	2.5%	3.2%	9.3%	9.4%	(0.7)	(0.1)
	ROAE, operating income [a] [c]	2.2%	3.6%	8.8%	9.4%	(1.4)	(0.6)
	Return on beg. common equity (ROBE), net income [d]	2.5%	3.3%	9.7%	9.7%	(0.8)	—
	ROBE, operating income [a] [d]	2.2%	3.6%	9.2%	9.7%	(1.4)	(0.5)

	Annualized ROAE, net income [c]	10.1%	12.8%	12.4%	12.5%	(2.7)	(0.1)
	Annualized ROAE, operating income [a] [c]	8.8%	14.2%	11.7%	12.6%	(5.4)	(0.9)
	Annualized ROBE, net income [d]	10.1%	13.0%	13.0%	12.9%	(2.9)	0.1
	Annualized ROBE, operating income [a] [d]	8.8%	14.5%	12.2%	12.9%	(5.7)	(0.7)
	Annualized investment yield	1.6%	2.4%	2.2%	2.5%	(0.8)	(0.3)

GAAP	Loss ratio	56.4%	61.3%	52.2%	60.4%	(4.9)	(8.2)
	Acquisition expense ratio	18.1%	14.2%	17.5%	14.7%	3.9	2.8
	General and administrative expense ratio	15.7%	12.2%	17.3%	14.2%	3.5	3.1
	Combined ratio	90.2%	87.7%	87.0%	89.3%	2.5	(2.3)
[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net income.
[b] For detailed calculations, please refer to page 33.
[c] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d] Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares.
[e] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	QUARTERS ENDED
	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	SEPT. 30, 2012
UNDERWRITING REVENUES
Gross premiums written	$626,110	$689,425	$1,157,515	$370,809	$544,363	$621,255
Premiums ceded	(236,004)	(177,998)	(358,810)	(90,745)	(149,030)	(107,175)
Net premiums written	$390,106	$511,427	$798,705	$280,064	$395,333	$514,080
Change in unearned premiums	124,789	(29,889)	(402,439)	219,423	158,212	37,792
Net premiums earned	$514,895	$481,538	$396,266	$499,487	$553,545	$551,872
Other underwriting income (loss)	2,123	(4,824)	(1,238)	(2,740)	(943)	(1,347)
Total underwriting revenues	$517,018	$476,714	$395,028	$496,747	$552,602	$550,525
UNDERWRITING EXPENSES
Net losses and loss expenses	$290,269	$259,196	$176,896	$302,620	$339,036	$407,523
Acquisition expenses	93,392	78,601	72,157	82,151	78,775	88,782
General and administrative expenses [c]	80,915	86,455	73,206	79,599	67,470	52,715
Total underwriting expenses	$464,576	$424,252	$322,259	$464,370	$485,281	$549,020
Underwriting income	$52,442	$52,462	$72,769	$32,377	$67,321	$1,505
OTHER OPERATING REVENUE
Net investment income	$25,357	$39,302	$40,990	$46,346	$38,097	$45,882
Interest expense [c]	(13,127)	(9,732)	(9,051)	(9,050)	(9,048)	(9,041)
Amortization of intangibles	(1,623)	(1,623)	(1,617)	(1,634)	(1,652)	(2,434)
Total other operating revenue	$10,607	$27,947	$30,322	$35,662	$27,397	$34,407
INCOME BEFORE OTHER ITEMS	$63,049	$80,409	$103,091	$68,039	$94,718	$35,912
OTHER
Net foreign exchange losses	($783)	($319)	($2,964)	($5,718)	($2,201)	($3,774)
Net realized and unrealized investment gains (losses)	9,788	3,411	4,872	5,197	(6,640)	10,097

Total other-than-temporary impairment losses	(102)	(198)	(111)	(41)	(190)	(126)
Portion of loss recognised in other comprehensive (loss) income	—	—	—	—	—	(5)
Net impairment losses recognised in earnings	(102)	(198)	(111)	(41)	(190)	(131)
Income tax benefit (expense)	4,282	(140)	(408)	(296)	(2,271)	(1,986)
NET INCOME	$76,234	$83,163	$104,480	$67,181	$83,416	$40,118
Preferred dividends	(8,188)	(8,188)	(8,188)	(8,186)	(8,188)	(8,188)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS [d]	$68,046	$74,975	$96,292	$58,995	$75,228	$31,930

KEY RATIOS/PER SHARE DATA
Loss ratio	56.4%	53.8%	44.6%	60.7%	61.3%	73.8%
Acquisition expense ratio	18.1%	16.3%	18.2%	16.4%	14.2%	16.1%
General and administrative expense ratio	15.7%	18.0%	18.5%	15.9%	12.2%	9.6%
Combined ratio	90.2%	88.1%	81.3%	93.0%	87.7%	99.5%

Basic earnings per common share	$1.52	$1.68	$2.17	$1.33	$1.70	$0.74
Diluted earnings per common share [b] [d]	$1.52	$1.68	$2.17	$1.33	$1.70	$0.74

ROAE, net income [a]	2.5%	2.9%	3.8%	2.4%	3.2%	1.4%
[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b] Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[c] The quarter ended September 30, 2014 includes $2.3 million and $4.1 million of general and administrative expenses and interest expense, respectively, incurred in relation to the Company’s proposed acquisition of Aspen Insurance Holdings Limited (“Aspen”).
[d] For the quarter ended September 30, 2014, adding back the $6.4 million of expenses incurred related to the Company’s proposed acquisition of Aspen, net income available to common and participating common shareholders would increase to $74.4 million or $1.66 diluted earnings per common share. See reconciliation on page 32.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - YTD

	NINE MONTHS ENDED			YEAR ENDED
	SEPT. 30, 2014	SEPT. 30, 2013	SEPT. 30, 2012	DEC. 31, 2013	DEC. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$2,473,050	$2,294,435	$2,286,980	$2,665,244	$2,549,026
Premiums ceded	(772,812)	(525,566)	(445,431)	(616,311)	(519,531)
Net premiums written	$1,700,238	$1,768,869	$1,841,549	$2,048,933	$2,029,495
Change in unearned premiums	(307,539)	(251,872)	(358,702)	(32,449)	(15,595)
Net premiums earned	$1,392,699	$1,516,997	$1,482,847	$2,016,484	$2,013,900
Other underwriting (loss) income	(3,939)	694	(1,663)	(2,046)	(2,183)
Total underwriting revenues	$1,388,760	$1,517,691	$1,481,184	$2,014,438	$2,011,717
UNDERWRITING EXPENSES
Net losses and loss expenses	$726,361	$917,064	$1,016,187	$1,219,684	$1,520,995
Acquisition expenses	244,150	222,279	229,399	304,430	303,179
General and administrative expenses [c]	240,576	215,307	181,365	294,906	235,689
Total underwriting expenses	$1,211,087	$1,354,650	$1,426,951	$1,819,020	$2,059,863
Underwriting income (loss)	$177,673	$163,041	$54,233	$195,418	($48,146)
OTHER OPERATING REVENUE
Net investment income	$105,649	$119,870	$134,723	$166,216	$173,326
Interest expense [c]	(31,910)	(27,138)	(27,132)	(36,188)	(36,174)
Amortization of intangibles	(4,863)	(5,378)	(7,988)	(7,012)	(10,347)
Total other operating revenue	$68,876	$87,354	$99,603	$123,016	$126,805
INCOME BEFORE OTHER ITEMS	$246,549	$250,395	$153,836	$318,434	$78,659
OTHER
Net foreign exchange (losses) gains	($4,066)	($8,496)	$14,699	($14,214)	$15,911
Net realized and unrealized investment gains	18,071	9,967	30,258	15,164	72,139

Total other-than-temporary impairment losses	(411)	(1,575)	(274)	(1,616)	(364)
Portion of loss recognised in other comprehensive (loss) income	—	—	(483)	—	(483)
Net impairment losses recognised in earnings	(411)	(1,575)	(757)	(1,616)	(847)
Income tax expense	3,734	(5,557)	(2,893)	(5,853)	(3,346)
NET INCOME	$263,877	$244,734	$195,143	$311,915	$162,516
Preferred dividends	(24,564)	(24,564)	(24,564)	(32,750)	(32,750)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS [d]	$239,313	$220,170	$170,579	$279,165	$129,766

KEY RATIOS/PER SHARE DATA
Loss ratio	52.2%	60.4%	68.5%	60.5%	75.5%
Acquisition expense ratio	17.5%	14.7%	15.5%	15.1%	15.1%
General and administrative expense ratio	17.3%	14.2%	12.2%	14.6%	11.7%
Combined ratio	87.0%	89.3%	96.2%	90.2%	102.3%

Basic earnings per common share	$5.36	$5.04	$3.94	$6.37	$3.00
Diluted earnings per common share [b] [d]	$5.36	$5.04	$3.94	$6.37	$3.00

ROAE, net income [a]	9.3%	9.4%	7.5%	11.8%	5.8%
[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b] Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[c] The nine months ended September 30, 2014, includes $15.3 million and $4.8 million of general and administrative expenses and interest expense, respectively, incurred in relation to the Company’s proposed acquisition of Aspen.
[d] For the nine months ended September 30, 2014, adding back the $20.1 million of expenses incurred related to the Company’s proposed acquisition of Aspen, net income available to common and participating common shareholders would increase to $259.4 million or $5.81 diluted earnings per common share. See reconciliation of page 32.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013
ASSETS
Cash and cash equivalents	$805,716	$801,028	$916,665	$845,851	$789,999
Fixed maturity investments available for sale, at fair value	4,871,420	4,993,099	4,794,445	4,823,964	4,800,838
Short term investments available for sale, at fair value	11,844	24,564	46,167	35,028	11,599
Equity securities available for sale, at fair value	267,728	287,642	271,530	252,466	262,866
Other investments	658,678	648,642	621,914	617,478	594,156
Premiums receivable, net	1,452,228	1,380,858	1,265,371	669,198	1,006,227
Insurance and reinsurance balances receivable	123,432	134,750	136,733	127,722	123,777
Deferred acquisition costs	246,437	257,262	231,167	186,027	197,048
Prepaid reinsurance premiums	414,013	424,133	443,498	187,209	263,499
Reinsurance recoverable on unpaid losses	566,329	606,140	534,335	593,755	513,080
Reinsurance recoverable on paid losses	165,592	145,694	59,784	164,220	428,300
Accrued investment income	23,652	26,385	23,161	24,104	21,783
Goodwill and intangible assets	160,560	162,178	163,761	165,378	167,000
Deferred tax assets	53,403	45,782	48,496	51,703	50,148
Receivable on pending investment sales	84,699	67,578	83,445	54,910	124,236
Other assets	240,087	172,912	154,310	179,109	192,104
TOTAL ASSETS	$10,145,818	$10,178,647	$9,794,782	$8,978,122	$9,546,660

LIABILITIES
Reserve for losses and loss expenses	$3,897,483	$3,963,393	$3,847,774	$4,002,259	$4,052,102
Reserve for unearned premiums	1,552,168	1,689,819	1,678,233	1,018,851	1,314,687
Deposit liabilities	17,521	21,987	18,684	19,458	17,577
Reinsurance balances payable	482,093	378,295	307,569	181,061	347,048
Debt	527,732	527,714	527,539	527,478	527,506
Payable on pending investment purchases	238,038	272,696	239,313	129,047	224,473
Other liabilities	310,329	209,068	174,561	213,419	224,257
TOTAL LIABILITIES	$7,025,364	$7,062,972	$6,793,673	$6,091,573	$6,707,650
SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Common shares	44,751	44,706	44,601	44,369	44,250
Additional paid-in capital	590,330	583,691	575,684	569,116	560,204
Accumulated other comprehensive income	81,299	136,038	89,359	62,731	69,457
Retained earnings	2,386,874	2,334,040	2,274,265	2,193,133	2,147,899
TOTAL SHAREHOLDERS’ EQUITY	$3,120,454	$3,115,675	$3,001,109	$2,886,549	$2,839,010
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,145,818	$10,178,647	$9,794,782	$8,978,122	$9,546,660

Book value per common share	$61.90	$61.80	$59.42	$56.99	$55.89
Diluted book value per common share (treasury stock method)	$59.98	$60.00	$57.53	$55.18	$54.33

RATIOS
Debt-to-capital	14.5%	14.5%	15.0%	15.5%	15.7%

ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril
(in millions of dollars)
Largest 1 in 100 year PML as of July 1, 2014 is equal to 11.1% of Shareholders’ Equity as of September 30, 2014.

		Estimated Occurrence Net Loss as of July 1, 2014					July 1, 2013	July 1, 2012
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane	$123	$176	$232	$284	$362	$350	$468
Europe	Windstorm	98	202	276	345	422	331	344
California	Earthquake	36	147	205	250	329	284	412
Japan	Windstorm	33	100	140	158	175	230	247
Northwest U.S.	Earthquake	—	5	36	91	185	89	184
Japan	Earthquake	10	83	127	163	205	137	138
United States	Tornado/Hail	35	50	63	78	99	89	96
Australia	Earthquake	1	11	44	121	218	87	83
New Zealand	Earthquake	1	5	14	35	87	23	22
Australia	Windstorm	7	24	51	88	155	58	37
New Madrid	Earthquake	—	—	—	6	72	7	11
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014
Net Premiums Written = $1,700.2 million

## Source of Business

Other Specialty [a] 39%
Property 33%
Casualty 28%

## Business Segments

Insurance 42%
Reinsurance 58%

## Broker Distribution - Insurance

Other 28%
Aon 4%
Marsh 8%
Independent Agents 60%

## Broker Distribution - Reinsurance

Willis 23%
Other 24%
Aon Benfield 23%
Marsh 30%

[a] Other specialty includes the agriculture line in the Insurance segment and the specialty line in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2014			SEPT. 30, 2013
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$420,343	$205,767	$626,110	$344,819	$199,544	$544,363
Net premiums written	$197,639	$192,467	$390,106	$224,338	$170,995	$395,333
Net premiums earned	$253,583	$261,312	$514,895	$291,477	$262,068	$553,545
Other underwriting income (loss)	—	2,123	2,123	—	(943)	(943)
Total underwriting revenues	$253,583	$263,435	$517,018	$291,477	$261,125	$552,602

UNDERWRITING EXPENSES
Net losses and loss expenses	$196,677	$93,592	$290,269	$228,409	$110,627	$339,036
Acquisition expenses	20,170	73,222	93,392	18,440	60,335	78,775
General and administrative expenses	44,957	35,958	80,915	35,641	31,829	67,470
Total expenses	$261,804	$202,772	$464,576	$282,490	$202,791	$485,281

UNDERWRITING (LOSS) INCOME	($8,221)	$60,663	$52,442	$8,987	$58,334	$67,321

GAAP RATIOS
Loss ratio	77.5%	35.8%	56.4%	78.4%	42.3%	61.3%
Acquisition expense ratio	8.0%	28.0%	18.1%	6.3%	23.0%	14.2%
General and administrative expense ratio	17.7%	13.8%	15.7%	12.2%	12.1%	12.2%
Combined ratio AS REPORTED	103.2%	77.6%	90.2%	96.9%	77.4%	87.7%

Effect of favorable prior accident year reserve development	8.0%	15.4%	11.7%	2.1%	16.0%	8.7%

Combined ratio net of prior accident year reserve development	111.2%	93.0%	101.9%	99.0%	93.4%	96.4%

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	SEPT. 30, 2012
UNDERWRITING REVENUES
Gross premiums written	$420,343	$321,526	$652,276	$200,726	$344,819	$324,808
Net premiums written	$197,639	$179,038	$343,027	$111,976	$224,338	$221,265
Net premiums earned	$253,583	$218,563	$144,021	$235,967	$291,477	$283,273
Other underwriting loss	—	—	—	—	—	(1,384)
Total underwriting revenues	$253,583	$218,563	$144,021	$235,967	$291,477	$281,889

UNDERWRITING EXPENSES
Net losses and loss expenses	$196,677	$149,567	$88,533	$230,708	$228,409	$288,750
Acquisition expenses	20,170	15,128	12,261	16,754	18,440	24,506
General and administrative expenses	44,957	47,237	41,736	42,804	35,641	29,409
Total expenses	$261,804	$211,932	$142,530	$290,266	$282,490	$342,665

UNDERWRITING (LOSS) INCOME	($8,221)	$6,631	$1,491	($54,299)	$8,987	($60,776)

GAAP RATIOS
Loss ratio	77.5%	68.5%	61.5%	97.8%	78.4%	101.9%
Acquisition expense ratio	8.0%	6.9%	8.5%	7.1%	6.3%	8.7%
General and administrative expense ratio	17.7%	21.6%	29.0%	18.1%	12.2%	10.4%
Combined ratio AS REPORTED	103.2%	97.0%	99.0%	123.0%	96.9%	121.0%

Effect of favorable prior accident year reserve development	8.0%	10.1%	8.1%	2.0%	2.1%	6.2%

Combined ratio net of prior accident year reserve development	111.2%	107.1%	107.1%	125.0%	99.0%	127.2%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	SEPT. 30, 2012
UNDERWRITING REVENUES
Gross premiums written	$205,767	$367,899	$505,239	$170,083	$199,544	$296,447
Net premiums written	$192,467	$332,389	$455,678	$168,088	$170,995	$292,815
Net premiums earned	$261,312	$262,975	$252,245	$263,520	$262,068	$268,599
Other underwriting income (loss)	2,123	(4,824)	(1,238)	(2,740)	(943)	37
Total underwriting revenues	$263,435	$258,151	$251,007	$260,780	$261,125	$268,636

UNDERWRITING EXPENSES
Net losses and loss expenses	$93,592	$109,629	$88,363	$71,912	$110,627	$118,773
Acquisition expenses	73,222	63,473	59,896	65,397	60,335	64,276
General and administrative expenses	35,958	39,218	31,470	36,795	31,829	23,306
Total expenses	$202,772	$212,320	$179,729	$174,104	$202,791	$206,355

UNDERWRITING INCOME	$60,663	$45,831	$71,278	$86,676	$58,334	$62,281

GAAP RATIOS
Loss ratio	35.8%	41.7%	35.0%	27.3%	42.3%	44.2%
Acquisition expense ratio	28.0%	24.1%	23.7%	24.8%	23.0%	23.9%
General and administrative expense ratio	13.8%	14.9%	12.6%	14.0%	12.1%	8.7%
Combined ratio AS REPORTED	77.6%	80.7%	71.3%	66.1%	77.4%	76.8%

Effect of favorable prior accident year reserve development	15.4%	12.2%	15.3%	21.3%	16.0%	14.2%

Combined ratio net of prior accident year reserve development	93.0%	92.9%	86.6%	87.4%	93.4%	91.0%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	SEPT. 30, 2012
INSURANCE SEGMENT
Agriculture	$188,011	$80,540	$527,894	$58,220	$200,062	$171,826
Casualty and other specialty	144,706	146,728	74,895	76,666	95,862	90,873
Professional lines	62,631	74,650	38,780	55,056	34,221	43,209
Property	24,995	19,608	10,707	10,784	14,674	18,900
TOTAL INSURANCE	$420,343	$321,526	$652,276	$200,726	$344,819	$324,808

REINSURANCE SEGMENT
Catastrophe	$47,173	$158,372	$126,648	$13,778	$38,676	$38,871
Property	73,807	42,887	166,413	9,358	91,653	157,742
Casualty	23,409	30,875	84,982	29,900	27,649	40,712
Professional lines	21,520	84,117	25,619	113,089	25,670	36,735
Specialty	39,858	51,648	101,577	3,958	15,896	22,387
TOTAL REINSURANCE	$205,767	$367,899	$505,239	$170,083	$199,544	$296,447

REPORTED TOTALS	$626,110	$689,425	$1,157,515	$370,809	$544,363	$621,255

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	SEPT. 30, 2012
INSURANCE SEGMENT
Agriculture	$103,536	$45,826	$281,645	$24,454	$120,617	$106,180
Casualty and other specialty	58,390	89,765	41,721	50,022	72,431	66,686
Professional lines	20,216	29,846	14,570	32,138	20,972	34,804
Property	15,497	13,601	5,091	5,362	10,318	13,595
TOTAL INSURANCE	$197,639	$179,038	$343,027	$111,976	$224,338	$221,265

REINSURANCE SEGMENT
Catastrophe	$41,157	$123,411	$78,963	$12,270	$12,551	$36,484
Property	73,807	42,886	166,322	9,417	90,528	157,742
Casualty	23,409	30,868	83,392	29,495	27,648	40,712
Professional lines	21,520	84,117	25,619	113,089	25,670	36,735
Specialty	32,574	51,107	101,382	3,817	14,598	21,142
TOTAL REINSURANCE	$192,467	$332,389	$455,678	$168,088	$170,995	$292,815

REPORTED TOTALS	$390,106	$511,427	$798,705	$280,064	$395,333	$514,080

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	SEPT. 30, 2012
INSURANCE SEGMENT
Agriculture	$162,710	$127,421	$56,313	$143,876	$200,739	$183,277
Casualty and other specialty	55,979	57,828	54,470	57,905	55,929	53,060
Professional lines	24,795	24,219	24,341	25,816	24,220	35,577
Property	10,099	9,095	8,897	8,370	10,589	11,359
TOTAL INSURANCE	$253,583	$218,563	$144,021	$235,967	$291,477	$283,273

REINSURANCE SEGMENT
Catastrophe	$61,613	$65,705	$62,926	$66,026	$67,778	$85,983
Property	68,481	76,705	76,918	87,032	88,195	74,818
Casualty	44,668	50,102	48,254	61,218	61,244	55,705
Professional lines	39,534	36,325	33,194	24,793	15,181	20,234
Specialty	47,016	34,138	30,953	24,451	29,670	31,859
TOTAL REINSURANCE	$261,312	$262,975	$252,245	$263,520	$262,068	$268,599

REPORTED TOTALS	$514,895	$481,538	$396,266	$499,487	$553,545	$551,872

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE NINE MONTHS ENDED
	SEPT. 30, 2014			SEPT. 30, 2013
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,394,145	$1,078,905	$2,473,050	$1,274,703	$1,019,732	$2,294,435
Net premiums written	$719,704	$980,534	$1,700,238	$820,534	$948,335	$1,768,869
Net premiums earned	$616,167	$776,532	$1,392,699	$710,507	$806,490	$1,516,997
Other underwriting (loss) income	—	(3,939)	(3,939)	—	694	694
Total underwriting revenues	$616,167	$772,593	$1,388,760	$710,507	$807,184	$1,517,691

UNDERWRITING EXPENSES
Losses and loss expenses	$434,777	$291,584	$726,361	$543,717	$373,347	$917,064
Acquisition expenses	47,559	196,591	244,150	48,024	174,255	222,279
General and administrative expenses	133,930	106,646	240,576	114,792	100,515	215,307
Total expenses	$616,266	$594,821	$1,211,087	$706,533	$648,117	$1,354,650

UNDERWRITING (LOSS) INCOME	($99)	$177,772	$177,673	$3,974	$159,067	$163,041

GAAP RATIOS
Loss ratio	70.6%	37.6%	52.2%	76.4%	46.3%	60.4%
Acquisition expense ratio	7.7%	25.3%	17.5%	6.8%	21.6%	14.7%
General and administrative expense ratio	21.7%	13.7%	17.3%	16.2%	12.5%	14.2%
Combined ratio AS REPORTED	100.0%	76.6%	87.0%	99.4%	80.4%	89.3%

Effect of favorable prior accident year reserve development	8.8%	14.3%	11.8%	4.1%	16.4%	10.6%

Combined ratio net of prior accident year reserve development	108.8%	90.9%	98.8%	103.5%	96.8%	99.9%

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEAR ENDED
	SEPT. 30, 2014	SEPT. 30, 2013	SEPT. 30, 2012	DEC. 31, 2013	DEC. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$1,394,145	$1,274,703	$1,252,814	$1,475,429	$1,429,930
Net premiums written	$719,704	$820,534	$835,705	$932,510	$942,357
Net premiums earned	$616,167	$710,507	$710,988	$946,474	$955,089
Other underwriting loss	—	—	(2,684)	—	(2,684)
Total underwriting revenues	$616,167	$710,507	$708,304	$946,474	$952,405

UNDERWRITING EXPENSES
Losses and loss expenses	$434,777	$543,717	$610,956	$774,425	$855,941
Acquisition expenses	47,559	48,024	58,265	64,778	75,597
General and administrative expenses	133,930	114,792	96,663	157,596	125,108
Total expenses	$616,266	$706,533	$765,884	$996,799	$1,056,646

UNDERWRITING (LOSS) INCOME	($99)	$3,974	($57,580)	($50,325)	($104,241)

GAAP RATIOS
Loss ratio	70.6%	76.4%	85.9%	81.8%	89.6%
Acquisition expense ratio	7.7%	6.8%	8.2%	6.8%	7.9%
General and administrative expense ratio	21.7%	16.2%	13.6%	16.7%	13.1%
Combined ratio AS REPORTED	100.0%	99.4%	107.7%	105.3%	110.6%

Effect of favorable prior accident year reserve development	8.8%	4.1%	5.5%	3.6%	4.8%

Combined ratio net of prior accident year reserve development	108.8%	103.5%	113.2%	108.9%	115.4%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2014	SEPT. 30, 2013	SEPT. 30, 2012	DEC. 31, 2013	DEC. 31, 2012
UNDERWRITING REVENUES
Gross premiums written	$1,078,905	$1,019,732	$1,034,166	$1,189,815	$1,119,096
Net premiums written	$980,534	$948,335	$1,005,844	$1,116,423	$1,087,138
Net premiums earned	$776,532	$806,490	$771,859	$1,070,010	$1,058,811
Other underwriting (loss) income	(3,939)	694	1,021	(2,046)	501
Total underwriting revenues	$772,593	$807,184	$772,880	$1,067,964	$1,059,312

UNDERWRITING EXPENSES
Losses and loss expenses	$291,584	$373,347	$405,231	$445,259	$665,054
Acquisition expenses	196,591	174,255	171,134	239,652	227,582
General and administrative expenses	106,646	100,515	84,702	137,310	110,581
Total expenses	$594,821	$648,117	$661,067	$822,221	$1,003,217

UNDERWRITING INCOME	$177,772	$159,067	$111,813	$245,743	$56,095

GAAP RATIOS
Loss ratio	37.6%	46.3%	52.4%	41.6%	62.8%
Acquisition expense ratio	25.3%	21.6%	22.2%	22.4%	21.5%
General and administrative expense ratio	13.7%	12.5%	11.0%	12.8%	10.4%
Combined ratio AS REPORTED	76.6%	80.4%	85.6%	76.8%	94.7%

Effect of favorable prior accident year reserve development	14.3%	16.4%	6.9%	17.6%	7.0%

Combined ratio net of prior accident year reserve development	90.9%	96.8%	92.5%	94.4%	101.7%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2014	SEPT. 30, 2013	SEPT. 30, 2012	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	$796,445	$896,169	$838,932	$954,389	$903,730
Casualty and other specialty	366,329	239,943	236,383	316,609	296,325
Professional lines	176,061	93,481	130,573	148,537	169,815
Property	55,310	45,110	46,926	55,894	60,060
TOTAL INSURANCE	$1,394,145	$1,274,703	$1,252,814	$1,475,429	$1,429,930

REINSURANCE SEGMENT
Catastrophe	$332,193	$341,973	$354,275	$355,751	$378,387
Property	283,107	288,448	318,514	297,806	349,579
Casualty	139,266	211,458	192,444	241,358	208,353
Professional lines	131,256	50,505	50,228	163,594	59,076
Specialty	193,083	127,348	118,705	131,306	123,701
TOTAL REINSURANCE	$1,078,905	$1,019,732	$1,034,166	$1,189,815	$1,119,096

REPORTED TOTALS	$2,473,050	$2,294,435	$2,286,980	$2,665,244	$2,549,026

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2014	SEPT. 30, 2013	SEPT. 30, 2012	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	$431,007	$546,284	$528,349	$570,738	$553,762
Casualty and other specialty	189,876	179,065	173,097	229,087	216,780
Professional lines	64,632	62,963	107,841	95,101	137,885
Property	34,189	32,222	26,418	37,584	33,930
TOTAL INSURANCE	$719,704	$820,534	$835,705	$932,510	$942,357

REINSURANCE SEGMENT
Catastrophe	$243,531	$281,990	$329,067	$294,260	$351,140
Property	283,015	283,455	318,521	292,872	349,586
Casualty	137,669	210,030	191,206	239,525	207,113
Professional lines	131,256	50,505	50,227	163,594	59,076
Specialty	185,063	122,355	116,823	126,172	120,223
TOTAL REINSURANCE	$980,534	$948,335	$1,005,844	$1,116,423	$1,087,138

REPORTED TOTALS	$1,700,238	$1,768,869	$1,841,549	$2,048,933	$2,029,495

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2014	SEPT. 30, 2013	SEPT. 30, 2012	DEC. 31, 2013	DEC. 31, 2012
INSURANCE SEGMENT
Agriculture	$346,444	$429,662	$405,949	$573,538	$548,800
Casualty and other specialty	168,277	165,924	160,051	223,829	215,476
Professional lines	73,355	82,901	106,180	108,717	141,710
Property	28,091	32,020	38,808	40,390	49,103
TOTAL INSURANCE	$616,167	$710,507	$710,988	$946,474	$955,089

REINSURANCE SEGMENT
Catastrophe	$190,244	$239,133	$249,654	$305,159	$344,704
Property	222,104	265,684	213,742	352,716	306,499
Casualty	143,024	168,106	167,882	229,324	224,813
Professional lines	109,053	43,176	48,728	67,969	62,622
Specialty	112,107	90,391	91,853	114,842	120,173
TOTAL REINSURANCE	$776,532	$806,490	$771,859	$1,070,010	$1,058,811

REPORTED TOTALS	$1,392,699	$1,516,997	$1,482,847	$2,016,484	$2,013,900

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

Average common equity [a]	$2,573,502

Net premiums earned	$1,392,699
Combined ratio	87.0%
Operating margin	13.0%
Premium leverage	0.54x

Implied ROAE from underwriting activity	7.0%

Average cash and invested assets at amortized cost	$6,422,062
Investment leverage	2.49x
Year to date investment income yield, pretax	1.6%

Implied ROAE from investment activity	4.1%

Financing Costs [b]	(2.2)%

Implied Pre-tax Operating ROAE, for period [c]	8.9%

Implied Pre-tax Operating ROAE, annualized [c]	11.9%
[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b] Financing costs include interest expense and preferred dividends.
[c] Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity - underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	2013	2012

Average common equity [a]	$2,688,065	$2,628,392	$2,513,829	$2,432,780	$2,368,573	$2,230,881

Net premiums earned	$514,895	$481,538	$396,266	$499,487	$2,016,484	$2,013,900

Premium leverage	0.19x	0.18x	0.16x	0.21x	0.85x	0.90x

Annualized premium leverage	0.77x	0.72x	0.64x	0.84x	0.85x	0.90x

Average cash and invested assets at amortized cost	$6,416,146	$6,434,200	$6,448,260	$6,377,107	$6,439,797	$6,303,881

Investment leverage	2.39x	2.45x	2.57x	2.62x	2.72x	2.83x
[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO
AS OF SEPTEMBER 30, 2014 AND DECEMBER 31, 2013

	September 30, 2014		December 31, 2013
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$652,377	10.1%	$771,714	11.9%
Short-term investments	11,844	0.2%	35,028	0.5%
Fixed maturity investments
U.S. government and government agencies notes	514,672	8.0%	769,343	11.8%
Government and agency guaranteed corporates	46,201	0.7%	35,145	0.5%
U.S. government agency residential mortgage-backed securities	1,114,554	17.2%	1,106,403	17.1%
U.S. government agency commercial mortgage-backed securities	48,429	0.7%	49,431	0.8%
Municipals	31,487	0.5%	26,854	0.4%
Foreign government	205,693	3.2%	182,647	2.8%
Corporate securities	1,280,366	19.9%	1,227,299	18.9%
Non-agency residential mortgage-backed securities	88,768	1.4%	80,788	1.2%
Non-agency commercial mortgage-backed securities	917,267	14.2%	898,246	13.9%
Asset-backed securities	416,769	6.4%	353,256	5.4%
Collateralized loan and debt obligations	207,214	3.2%	94,552	1.5%
Equity securities
Equity investments	182,514	2.8%	174,669	2.7%
Emerging market debt fund	61,862	1.0%	60,844	0.9%
Preferred equity investments	14,317	0.2%	8,223	0.1%
Short-term fixed income fund	9,035	0.1%	8,730	0.1%
Other investments [b]	658,678	10.2%	617,478	9.5%
Total	$6,462,047	100.0%	$6,500,650	100.0%

Ratings [c]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$514,672	10.5%	$769,343	15.8%
AAA/Aaa	1,153,558	23.7%	972,820	20.0%
AA/Aa	1,738,964	35.7%	1,771,156	36.5%
A/A	952,894	19.5%	895,549	18.4%
BBB	407,093	8.3%	363,722	7.5%
Below BBB	94,824	1.9%	66,791	1.4%
Not Rated	21,259	0.4%	19,611	0.4%
Total	$4,883,264	100.0%	$4,858,992	100.0%

Performance			September 30, 2014	December 31, 2013
Yield [d]			1.6%	2.6%
Duration in years [e]			2.77	3.11

Investment Income	Quarter Ended Sept. 30, 2014	Quarter Ended June 30, 2014	Quarter Ended Mar. 31, 2014	Quarter Ended Dec. 31, 2013	Quarter Ended Sept. 30, 2013	Year Ended Dec. 31, 2013
Cash and available for sale securities	$27,142	$28,517	$27,448	$25,108	$24,853	$101,895
Other investments	(1,785)	10,785	13,542	21,238	13,244	64,321
Total net investment income	$25,357	$39,302	$40,990	$46,346	$38,097	$166,216

[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.
[b] Other investments includes investments in alternative and specialty funds.
[c] Excludes cash and equivalents, equity securities and other investments.
[d] Earned yield for the quarter ending September 30, 2014 and twelve months ending December 31, 2013 excludes realized and unrealized gains and losses on fixed maturity investments.
[e] Duration excludes equity securities, other investments and operating cash.

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF SEPTEMBER 30, 2014

	September 30, 2014
ISSUER (1) (2) (3)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (4)
MORGAN STANLEY	$54,418	$55,083	$665	A-
BANK OF AMERICA CORP	45,174	45,195	21	A-
GOLDMAN SACHS GROUP INC/THE	40,684	40,909	225	A-
JPMORGAN CHASE & CO	37,081	37,403	322	A
COMCAST CORPORATION	29,509	30,042	533	A-
CITIGROUP INC	29,229	29,557	328	A-
GENERAL ELECTRIC CO	28,711	28,927	216	AA+
FORD MOTOR COMPANY	24,017	24,106	89	BBB-
VERIZON COMMUNICATIONS INC	24,085	23,886	(199)	BBB+
AMERICAN EXPRESS COMPANY	23,071	23,085	14	A-
MITSUBISHI UFJ FINANCIAL GROUP INC	22,203	22,395	192	A+
BB&T CORP	19,194	19,290	96	A-
WELLS FARGO & COMPANY	17,696	17,705	9	A+
NATIONAL GRID PLC	15,960	17,409	1,449	A-
NEW YORK LIFE INSURANCE COMPANY	15,236	15,334	98	AA+
AT&T INC	13,950	13,982	32	A-
UBS AG	13,332	13,267	(65)	A
PNC FINANCIAL SERVICES GROUP INC (THE)	11,715	11,739	24	A
HSBC HOLDINGS PLC	11,387	11,467	80	A+
INTERNATIONAL BUSINESS MACHINES CORP	11,288	11,377	89	AA-
CREDIT SUISSE GROUP AG	10,808	11,018	210	BBB+
BP PLC	11,075	11,007	(68)	A
EBAY INC.	10,851	10,838	(13)	A
ANHEUSER-BUSCH INBEV SA/NV	10,717	10,616	(101)	A
CAPITAL ONE FINANCIAL CORPORATION	10,133	10,133	—	BBB

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Includes preferred equity securities.

(4)	Represents weighted average credit quality of underlying issues.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED SEPT. 30, 2014			NINE MONTHS ENDED SEPT. 30, 2014
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$3,963,393	($606,140)	$3,357,253	$4,002,259	($593,755)	$3,408,504

Incurred related to:
Current year	508,220	(157,482)	350,738	1,337,783	(446,440)	891,343
Prior years	(67,046)	6,577	(60,469)	(154,566)	(10,416)	(164,982)
Total Incurred	441,174	(150,905)	290,269	1,183,217	(456,856)	726,361

Paid related to:
Current year	(316,123)	171,231	(144,892)	(418,687)	235,285	(183,402)
Prior years	(154,630)	18,463	(136,167)	(842,874)	248,001	(594,873)
Total Paid	(470,753)	189,694	(281,059)	(1,261,561)	483,286	(778,275)

Foreign currency translation and other	(36,331)	1,022	(35,309)	(26,432)	996	(25,436)

Balance, end of period	$3,897,483	($566,329)	$3,331,154	$3,897,483	($566,329)	$3,331,154

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIOD ENDED SEPT. 30, 2014

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2014	($11,648)	($38,664)	($50,312)
Quarter ended June 30, 2014	(22,048)	(32,153)	(54,201)
Quarter ended September 30, 2014	(20,311)	(40,158)	(60,469)
Nine months ended September 30, 2014	($54,007)	($110,975)	($164,982)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2013

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2013	($17,295)	($33,373)	($50,668)
Quarter ended June 30, 2013	(5,625)	(57,180)	(62,805)
Quarter ended September 30, 2013	(6,210)	(41,850)	(48,060)
Quarter ended December 31, 2013	(4,773)	(56,086)	(60,859)
Year ended December 31, 2013	($33,903)	($188,489)	($222,392)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2012

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2012	($7,847)	($9,054)	($16,901)
Quarter ended June 30, 2012	(13,633)	(5,919)	(19,552)
Quarter ended September 30, 2012	(17,439)	(38,203)	(55,642)
Quarter ended December 31, 2012	(7,267)	(20,795)	(28,062)
Year ended December 31, 2012	($46,186)	($73,971)	($120,157)

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	($1,260)	($2,188)	($2,140)	($15)	($616)	($5,597)
Casualty and other specialty	(15,340)	(11,350)	(6,716)	(1,183)	(4,263)	(15,364)
Professional lines	(866)	(3,991)	(1,128)	(2,891)	(427)	(979)
Property	(2,845)	(4,519)	(1,664)	(684)	(904)	(11,963)
TOTAL INSURANCE	($20,311)	($22,048)	($11,648)	($4,773)	($6,210)	($33,903)

REINSURANCE SEGMENT
Catastrophe	($16,012)	($7,713)	($7,761)	($13,602)	($9,234)	($61,186)
Property	(9,043)	(9,502)	(14,757)	(11,217)	(21,107)	(57,394)
Casualty	(5,269)	(2,821)	(2,751)	(9,590)	(1,640)	(20,370)
Professional lines	(3,162)	(2,551)	(2,029)	(2,735)	(4,558)	(13,947)
Specialty	(6,672)	(9,566)	(11,366)	(18,942)	(5,311)	(35,592)
TOTAL REINSURANCE	($40,158)	($32,153)	($38,664)	($56,086)	($41,850)	($188,489)

REPORTED TOTALS	($60,469)	($54,201)	($50,312)	($60,859)	($48,060)	($222,392)

ENDURANCE SPECIALTY HOLDINGS LTD.

LOSSES AND LOSS EXPENSES INCURRED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEPT. 30, 2013	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$158,564	$111,685	$48,216	$178,467	$177,304	$559,838
Casualty and other specialty	24,931	26,459	19,227	37,316	34,406	142,506
Professional lines	14,509	12,513	16,912	13,592	15,215	72,578
Property	(1,327)	(1,090)	4,178	1,333	1,484	(497)
TOTAL INSURANCE	$196,677	$149,567	$88,533	$230,708	$228,409	$774,425

REINSURANCE SEGMENT
Catastrophe	$1,013	$15,907	$8,047	($538)	$16,886	$74,221
Property	24,011	34,127	29,814	20,695	27,879	136,155
Casualty	23,765	25,636	25,916	38,669	45,568	159,512
Professional lines	19,797	18,414	17,936	8,097	6,858	27,167
Specialty	25,006	15,545	6,650	4,989	13,436	48,204
TOTAL REINSURANCE	$93,592	$109,629	$88,363	$71,912	$110,627	$445,259

REPORTED TOTALS	$290,269	$259,196	$176,896	$302,620	$339,036	$1,219,684

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance					Reinsurance						Reported Totals
	Agriculture	Casualty and other specialty	Professional lines	Property	Subtotal	Catastrophe	Property	Casualty	Professional lines	Specialty	Subtotal	Total
AT SEPT. 30, 2014
Case reserves	$272,485	$358,426	$110,988	$18,046	$759,945	$139,400	$173,326	$246,483	$58,261	$97,691	$715,161	$1,475,106
Total reserves	$307,994	$1,298,445	$500,457	$28,089	$2,134,985	$213,001	$272,421	$789,713	$249,836	$237,527	$1,762,498	$3,897,483
Case reserves/Total reserves	88.5%	27.6%	22.2%	64.2%	35.6%	65.4%	63.6%	31.2%	23.3%	41.1%	40.6%	37.8%

IBNR / Total reserves	11.5%	72.4%	77.8%	35.8%	64.4%	34.6%	36.4%	68.8%	76.7%	58.9%	59.4%	62.2%

AT JUNE 30, 2014
Case reserves	$213,720	$349,230	$96,271	$18,138	$677,359	$151,530	$183,619	$252,827	$62,612	$88,683	$739,271	$1,416,630
Total reserves	$335,172	$1,294,919	$481,541	$32,289	$2,143,921	$246,809	$298,901	$802,621	$236,771	$234,370	$1,819,472	$3,963,393
Case reserves/Total reserves	63.8%	27.0%	20.0%	56.2%	31.6%	61.4%	61.4%	31.5%	26.4%	37.8%	40.6%	35.7%

IBNR / Total reserves	36.2%	73.0%	80.0%	43.8%	68.4%	38.6%	38.6%	68.5%	73.6%	62.2%	59.4%	64.3%

AT MAR. 31, 2014
Case reserves	$66,471	$320,049	$113,911	$23,553	$523,984	$155,088	$180,130	$241,452	$60,856	$98,289	$735,815	$1,259,799
Total reserves	$199,656	$1,284,231	$501,131	$38,801	$2,023,819	$255,949	$308,471	$768,394	$226,711	$264,430	$1,823,955	$3,847,774
Case reserves/Total reserves	33.3%	24.9%	22.7%	60.7%	25.9%	60.6%	58.4%	31.4%	26.8%	37.2%	40.3%	32.7%

IBNR / Total reserves	66.7%	75.1%	77.3%	39.3%	74.1%	39.4%	41.6%	68.6%	73.2%	62.8%	59.7%	67.3%

AT DEC. 31, 2013
Case reserves	$257,939	$316,170	$110,880	$23,410	$708,399	$167,152	$196,715	$239,385	$65,353	$101,716	$770,321	$1,478,720
Total reserves	$342,368	$1,276,300	$501,755	$38,467	$2,158,890	$265,626	$323,798	$769,067	$215,235	$269,643	$1,843,369	$4,002,259
Case reserves/Total reserves	75.3%	24.8%	22.1%	60.9%	32.8%	62.9%	60.8%	31.1%	30.4%	37.7%	41.8%	36.9%

IBNR / Total reserves	24.7%	75.2%	77.9%	39.1%	67.2%	37.1%	39.2%	68.9%	69.6%	62.3%	58.2%	63.1%

AT SEPT. 30, 2013
Case reserves	$279,916	$309,162	$131,741	$24,337	$745,156	$164,615	$201,127	$231,990	$67,671	$106,517	$771,920	$1,517,076
Total reserves	$310,092	$1,271,903	$525,084	$39,057	$2,146,136	$290,357	$355,104	$757,882	$213,916	$288,707	$1,905,966	$4,052,102
Case reserves/Total reserves	90.3%	24.3%	25.1%	62.3%	34.7%	56.7%	56.6%	30.6%	31.6%	36.9%	40.5%	37.4%

IBNR / Total reserves	9.7%	75.7%	74.9%	37.7%	65.3%	43.3%	43.4%	69.4%	68.4%	63.1%	59.5%	62.6%

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	NINE MONTHS ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	SEPT. 30, 2014	2013	2012	SEPT. 30, 2014
Income and Return on Equity:
Net income available to common and participating common shareholders	$239,313	$279,165	$129,766	$2,989,625

Operating income available to common and participating common shareholders	225,486	281,021	54,295	2,897,346

Average Shareholders’ equity [a]	2,573,502	2,368,573	2,230,881	2,058,940

Net income return on average equity	9.3%	11.8%	5.8%	11.4%	[c]
Operating return on average equity	8.8%	11.9%	2.4%	11.0%	[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$59.98	$55.18	$52.88	$59.98

Dividends paid per share	1.02	1.28	1.24	11.87

Change in diluted book value per common share	8.7%	4.3%	4.6%	16.4%	[c]

Total return to common shareholders [b]	10.5%	6.8%	7.0%	21.2%	[c]

[a] Excludes the $430 million liquidation value of the preferred shares.
[b] Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c] Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
		2014	2013	2014	2013
DILUTIVE SHARES OUTSTANDING: AS REPORTED	Average market price per share	$55.33	$51.92	$53.50	$48.49

	Basic weighted average common shares outstanding [a]	43,465	43,100	43,332	42,720

	Add: weighted avg. unvested restricted share units	—	—	—	1
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$—	$6	$—	$6
	Less: restricted share units bought back via treasury method	—	—	—	(1)

	Add: weighted avg. dilutive options outstanding	800	815	809	387
	Weighted average exercise price per share	$48.20	$47.94	$48.04	$47.27
	Proceeds from unrecognized option expense	$3,177	$6,750	$3,177	$6,750
	Less: options bought back via treasury method	(755)	(815)	(785)	(387)
	Weighted average dilutive shares outstanding [b]	43,510	43,100	43,356	42,720
[a] Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2014	2013	2014	2013

Net income	$76,234	$83,416	$263,877	$244,734
Less preferred dividends	(8,188)	(8,188)	(24,564)	(24,564)
Net income available to common and participating common shareholders	$68,046	$75,228	$239,313	$220,170
Less amount allocated to participating common shareholders [a]	(1,930)	(1,997)	(6,907)	(4,742)
Net income allocated to common shareholders	$66,116	$73,231	$232,406	$215,428

Denominator:
Weighted average shares - basic	43,465	43,100	43,332	42,720

Share Equivalents
Options	45	—	24	—
Restricted share units	—	—	—	—
Weighted average shares - diluted	43,510	43,100	43,356	42,720

Basic earnings per common share	$1.52	$1.70	$5.36	$5.04

Diluted earnings per common share [b]	$1.52	$1.70	$5.36	$5.04

[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2014	2013	2014	2013

Net income	$76,234	$83,416	$263,877	$244,734
Add (less) after-tax items:
Net foreign exchange losses	641	2,395	3,918	8,645
Net realized and unrealized investment gains (losses)	(9,593)	6,056	(18,156)	(9,371)
Net impairment losses recognized in earnings	102	190	411	1,541
Operating income before preferred dividends	$67,384	$92,057	$250,050	$245,549
Preferred dividends	(8,188)	(8,188)	(24,564)	(24,564)
Operating income available to common and participating common shareholders	$59,196	$83,869	$225,486	$220,985
Less amount allocated to participating common shareholders [a]	(1,679)	(2,226)	(6,508)	(4,760)
Operating income allocated to common shareholders	$57,517	$81,643	$218,978	$216,225

Weighted average common shares outstanding
Basic	43,465	43,100	43,332	42,720
Dilutive	43,510	43,100	43,356	42,720

Basic and diluted per common share data
Net income allocated to common shareholders	$1.52	$1.70	$5.36	$5.04
Add (less) after-tax items:
Net foreign exchange losses	0.02	0.05	0.10	0.20
Net realized and unrealized investment gains (losses)	(0.22)	0.14	(0.42)	(0.22)
Net impairment losses recognized in earnings	—	—	0.01	0.04
Operating income allocated to common shareholders [b]	$1.32	$1.89	$5.05	$5.06

[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

NET INCOME AND OPERATING INCOME EXCLUDING EXPENSES
INCURRED RELATED TO THE PROPOSED ACQUISITON OF ASPEN

	QUARTER ENDED SEPT. 30, 2014			NINE MONTHS ENDED SEPT. 30, 2014
	As reported	Expenses Incurred Related to the Proposed Acquisition of Aspen [a]	Excluding Expenses Incurred Related to the Proposed Acquisition of Aspen	As reported	Expenses Incurred Related to the Proposed Acquisition of Aspen [a]	Excluding Expenses Incurred Related to the Proposed Acquisition of Aspen
Net income available to common and participating common shareholders	$68,046	$6,353	$74,399	$239,313	$20,089	$259,402
Less amount allocated to participating common shareholders [a]	(1,930)	(180)	(2,110)	(6,907)	(579)	(7,486)
Net income allocated to common shareholders	$66,116	$6,173	$72,289	$232,406	$19,510	$251,916

Basic and diluted earnings per common share [c]	$1.52	$0.14	$1.66	$5.36	$0.45	$5.81

ROAE, net income [d]	2.5%	0.3%	2.8%	9.3%	0.8%	10.1%
Annualized ROAE, net income [d]	10.1%	1.0%	11.1%	12.4%	1.0%	13.4%

Operating income available to common and participating common shareholders	$59,196	$6,353	$65,549	$225,486	$20,089	$245,575
Less amount allocated to participating common shareholders [a]	(1,679)	(180)	(1,859)	(6,508)	(579)	(7,087)
Operating income allocated to common shareholders	$57,517	$6,173	$63,690	$218,978	$19,510	$238,488

Basic operating income per common share [c]	$1.32	$0.15	$1.47	$5.05	$0.45	$5.50
Diluted operating income per common share [c]	$1.32	$0.14	$1.46	$5.05	$0.45	$5.50

ROAE, operating income [d]	2.2%	0.2%	2.4%	8.8%	0.7%	9.5%
Annualized ROAE, operating income [d]	8.8%	1.0%	9.8%	11.7%	1.0%	12.7%
[a] The Company incurred $2.3 million and $4.1 million of general and administrative expenses and interest expense, respectively, in relation to the Company's proposed acquisition of Aspen for the quarter ended September 30, 2014. For the nine months ended September 30, 2014, the Company incurred $15.3 million and $4.8 million of general and administrative expenses and interest expense, respectively, in relation to the Company's proposed acquisition of Aspen.
[b] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company's stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[c] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.
[d] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated period, which excludes the $430 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		SEPT. 30,		DEC. 31,
		2014	2013	2013
DILUTIVE COMMON SHARES OUTSTANDING: AS-IF CONVERTED [a]	Price per share at period end	$55.18	$53.72	$58.67

	Basic common shares outstanding	43,467	43,102	43,108
	Add: unvested restricted shares and restricted share units	1,284	1,148	1,261
	Add: dilutive options outstanding	800	815	815
	Weighted average exercise price per share	$48.20	$47.94	$47.94

	Book Value [b]	$2,690,454	$2,409,010	$2,456,549
	Add: proceeds from converted options	38,560	39,071	39,071
	Pro forma book value	$2,729,014	$2,448,081	$2,495,620
	Dilutive shares outstanding	45,551	45,065	45,184
	Basic book value per common share	$61.90	$55.89	$56.99
	Diluted book value per common share	$59.91	$54.32	$55.23

DILUTIVE COMMON SHARES OUTSTANDING: TREASURY STOCK METHOD	Price per share at period end	$55.18	$53.72	$58.67

	Basic common shares outstanding	43,467	43,102	43,108
	Add: unvested restricted shares and restricted share units	1,284	1,148	1,261
	Add: dilutive options outstanding	800	815	815
	Weighted average exercise price per share	$48.20	$47.94	$47.94
	Less: options bought back via treasury method	(699)	(727)	(666)
	Dilutive shares outstanding	44,852	44,338	44,518
	Basic book value per common share	$61.90	$55.89	$56.99
	Diluted book value per common share	$59.98	$54.33	$55.18

[a] The as-if converted method assumes that the proceeds received upon exercise of options will be retained by the Company and the resulting common shares from exercise will remain outstanding
[b] Excludes the $430 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Net income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen Insurance Holdings Limited (“Aspen”), or net income per basic or diluted common share, excluding expenses incurred related to the proposed acquisition of Aspen, reflect the current period impact of these costs incurred by the Company and reflects the results of operations in a manner similar to that used by management to analyze the Company’s underlying business performance. Net income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen or net income per basic or diluted common share, excluding expenses incurred related to the proposed acquisition of Aspen, should not be viewed as a substitute for GAAP net income available to common and participating common shareholders, or basic or diluted earnings per common share, respectively. Please see page 32 for a reconciliation of net income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen to net income available to common and participating common shareholders.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to to that used by management to analyze the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 31 for a reconciliation of operating income to net income.
Operating income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen, or net operating per basic or diluted common share, excluding expenses incurred related to the proposed acquisition of Aspen, reflect the current period impact of these costs incurred by the Company and reflect the results of operations in a manner similar to that used by management to analyze the Company’s underlying business performance. Operating income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen or net operating per basic or diluted common share, excluding expenses incurred related to the proposed acquisition of Aspen, should not be viewed as a substitute for GAAP net income available to common and participating common shareholders, or basic or diluted earnings per common share, respectively. Please see page 32 for a reconciliation of operating income available to common and participating common shareholders, excluding expenses incurred related to the proposed acquisition of Aspen to net income available to common and participating common shareholders.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 33 for a reconciliation of diluted book value per common share to basic book value per common share.